S000083700 [Member] Annual Fund Operating Expenses - DoubleLine Commodity Strategy ETF - DoubleLine Commodity Strategy ETF	Sep. 30, 2025 [1]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	0.66%

[1]
The Fund expects to enter into index-related swap transactions, under which the Fund will incur fees payable to its counterparties. Those fees are expected to reduce the index-based returns to the Fund under the swaps. As of the date of this Prospectus, the Fund estimates that it will pay fees to its swap counterparties of approximately 0.25% of the Fund’s net assets. Such fees are not reflected in the table above or in the example below. Actual expenses may be higher or lower and will change over time. See “Index Risk - Note regarding Index-Based Swaps” for more information regarding such expenses.